UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2010
LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 827-9666
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On December 10, 2010, Lawson Products, Inc. (“the Company”) completed the sale of substantially all of the assets of Rutland Tool & Supply Company (“Rutland”), its wholly owned subsidiary, to Sid Tool Co. Inc., a wholly owned subsidiary of MSC Industrial Direct Co., Inc., (“MSC”) for approximately $11.0 million in cash plus the assumption of certain liabilities. The purchase price may be adjusted based on the final value of the net working capital of Rutland. The Company originally announced it had entered into the agreement to sell the assets of Rutland to MSC on November 9, 2010.
In connection with the sale of Rutland, the Company and The PrivateBank and Trust Company (“PrivateBank”) entered into a Consent, Waiver and Fourth Amendment to Credit Agreement (the “Amendment”). The Amendment confirms PrivateBank’s consent to the sale of Rutland as set forth above and releases Rutland from any and all liabilities and obligations under the Credit Agreement between the Company and PrivateBank. The foregoing description of the Amendment is qualified in its entirety to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
The foregoing summary of the sale of Rutland is qualified in its entirety by the Asset Agreement by and between the Company and Rutland Tool & Supply Co., Sid Tool Co., Inc. and MSC Industrial Direct Co., Inc., which agreement is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2010.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information provided by Item 1.01 of this Current Report on Form 8-K with respect to the sale of assets of Rutland is hereby incorporated into this Item 2.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(b)(1) Pro forma financial information
Pro forma financial information required by this item related to the sale of Rutland is attached as Exhibit 99.1 to this Current Report.
(d) Exhibits

2.1	Asset Agreement by and between the Company and Rutland Tool & Supply Co., Sid Tool Co., Inc. and MSC Industrial Direct Co., Inc., which is hereby incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2010.

10.1	Consent, Waiver and Fourth Amendment to Credit Agreement
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC. (Registrant)
Date: December 16, 2010	By:	/s/ Ronald J. Knutson
		Name:	Ronald J. Knutson
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No,	Description
10.1	Consent, Waiver and Fourth Amendment to Credit Agreement
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information